Exhibit 32.2
CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Leanne Kelly, Chief Financial Officer of Vallon Pharmaceuticals, Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2022 (the Annual Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 23, 2023	By:	/s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer
(Principal Financial and Accounting Officer)